UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 27, 2007

CHARYS HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-18292	54-2152284
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1117 PERIMETER CENTER WEST, SUITE N415
ATLANTA, GEORGIA 30338
(Address of principal executive offices)

(678) 443-2300
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On March 27, 2007, Charys Holding Company, Inc. (“Charys”) issued a press release providing the results of our financial performance for our fiscal third quarter ended January 31, 2007.  A copy of that press release is attached hereto as Exhibit 99.1.  Pursuant to General Instruction B.2 of Form 8-K, this exhibit is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

The press release includes, as additional information regarding our operating results, certain pro forma adjusted disclosures of operating income, net income and earnings per share that exclude the impact of acquisition-related costs and the amortization thereof, stock option expense under SFAS 123(R), financing costs and redemption premiums, and holding company expenses associated with the acquisition of subsidiaries, all net of income tax effects.  Pro forma adjusted operating income, net income and earnings per share are not in accordance with, or an alternative for, operating income, net income and earnings per share under generally accepted accounting principles in the United States (“GAAP”) and may be different from non-GAAP operating income, net income and earnings per share measures used by other companies.

The press release also includes, as additional information regarding our operating results, pro forma adjusted EBITDA, defined as consolidated earnings, before interest, taxes, depreciation and amortization, also adjusted to exclude the impact of acquisition-related costs and the amortization thereof, stock option expense under SFAS 123(R), financing costs and redemption premiums, and holding company expenses associated with the acquisition of subsidiaries, all net of income tax effects.  Pro forma adjusted EBITDA is presented because we use this measure as an additional way to evaluate the pro forma performance of our combined businesses, giving effect to recent acquisition activity, exclusive of the variations among those businesses with respect to the factors of interest obligations, tax burden and depreciation and amortization, as well as the other enumerated expenses.  Pro forma adjusted EBITDA is not a term that has a specific meaning in accordance with GAAP and may be calculated differently by other companies.  Pro forma adjusted EBITDA should not be considered in isolation or as a substitute for earnings from operations or cash flow data calculated in accordance with GAAP, or as a measure of a company’s profitability or liquidity.

Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with the GAAP.  However, we believe that these non-GAAP results provide more meaningful information regarding those aspects of our current operating performance that can be effectively managed, and consequently we have developed our internal reporting, compensation and planning systems using these measures.

•                  Because we engage in strategic acquisitions, we incur acquisition-related costs that consist primarily of expenses from accounting and legal due diligence incurred whether or not we ultimately proceed with the transaction.  Additionally, we might assume and incur certain unusual costs, such as employee retention benefits, that result from arrangements made prior to the acquisition.  These acquisition costs are difficult to predict and do not correlate to the expenses of our core operations.  The amortization of acquisition-related intangible assets is commonly excluded from GAAP operating income, net income and earnings per share by companies in our industries, and we, therefore, exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results with that of our competitors.

•                  Because stock option expense under SFAS 123(R) is determined in significant part by the trading price of our common stock and the volatility thereof, over which we have no direct control, the impact of such expense is not subject to effective management by us.  Excluding the impact of SFAS 123(R) in pro forma adjusted operating income, net income and earnings per share is consistent with our competitors and other companies within our industry.

•                  Because the costs of obtaining financing and paying redemption premiums and our holding company expenses associated with the acquisition of our subsidiaries all relate to the transactions by which we acquired our subsidiaries, they do not reflect expenses of our core operations and accordingly, we exclude the effect of such costs in assessing the performance of our businesses.

•                  Because the interest obligations, tax burden, depreciation and amortization of our businesses vary significantly, we exclude the effect of such costs in assessing the comparative performance of our businesses.

For these reasons, we have developed our internal reporting, compensation and planning systems using non-GAAP measures that adjust for these amounts.

We believe the reporting of pro forma adjusted operating income, net income, earnings per share and EBITDA facilitates investors’ understanding of our historical operating trends, because it provides important supplemental measurement information in evaluating the operating results of our business as distinct from results that include items that are not indicative of ongoing operating results and thus provide investors with useful insight into our profitability exclusive of unusual adjustments.

We also believe that pro forma adjusted operating income, net income, earnings per share and EBITDA provide a basis for more relevant comparisons to other companies in our industries and enable investors to evaluate our operating performance in a manner consistent with our internal basis of measurement and also present our investors our operating results on the same basis as that used by our management.  Management refers to pro forma adjusted operating income, net income, earnings per share and EBITDA in making operating decisions because they provide meaningful supplemental information regarding our operational performance and our ability to fund acquisitions and capital expenditures.  In addition, pro form adjusted operating income, net income, earnings per share and EBITDA facilitate management’s internal comparisons to our historical operating results and comparisons to competitors’ operating results.  Further, we rely on adjusted operating income, net income and net income per share information as primary measures to review and assess the operating performance of our company and our management team in connection with our executive compensation and bonus plans.  Since most of our employees are not directly involved with decisions surrounding acquisitions, financings and other items distinct from our core operations, we do not believe it is appropriate and fair to have their incentive compensation affected by these items.  By adjusting those items not indicative of ongoing operating results, the non-GAAP financial measure could serve as an alternative useful measure to evaluate our prospect for future performance because our investors are able to more conveniently predict the results of our operating activities on an on-going basis when excluding these less common items.

Investors should be aware that these non-GAAP measures have inherent limitations, including their variance from certain of the financial measurement principals underlying GAAP, should not be considered as a replacement for operating income, net income and earnings per share, respectively, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.  For instance, we exclude the charges of the acquisition-related costs and the related amortization while we still retain the acquisition-related benefits and revenue in calculation of the non-GAAP adjusted operating income, net income, earnings per share and EBITDA.  In addition, we exclude a portion of employee compensation, which is commonly considered integral to a company’s operational performance.  This supplemental non-GAAP information should not be construed as an inference that the Company’s future results will be unaffected by similar adjustments to net earnings determined in accordance with GAAP.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

99.1                           Press Release, dated March 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARYS HOLDING COMPANY, INC.

Date: April 2, 2007	By:	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 27, 2007.